SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) : November 25, 2002

DECKERS OUTDOOR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-22446	95-3015862
(Commission File Number)	(IRS Employer Identification No.)

495A South Fairview Avenue, Goleta, California	93117
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code	(805) 967-7611

None
(Former name or former address, if changed since last report)

DECKERS OUTDOOR CORPORATION
AND SUBSIDIARIES
AMENDMENT NO. 1

The undersigned hereby amends its Current Report on Form 8-K filed with the Commission on December 9, 2002 (the “Current Report”) relating to the acquisition of the worldwide Teva patents, trademarks and other assets (the “Acquired Assets”) from Mark Thatcher, the Company’s former licensor and inventor of the Teva patents.

The Current Report is hereby amended to include the historical financial statements of Teva Sport Sandals, Inc. (“the Acquired Business”), the pro forma financial information and the related exhibits.

Item 2. Acquisition or Disposition of Assets.
Item 7. Financial Statements and Exhibits.
(a) Financial Statements of Acquired Business
(b) Pro Forma Financial Information
(c) Exhibits
SIGNATURE
EXHIBIT 2.1
EXHIBIT 2.2
EXHIBIT 23
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3

DECKERS OUTDOOR CORPORATION
AND SUBSIDIARIES

		Page

Item 2.	Acquisition or Disposition of Assets	1
Item 7.	Financial Statements and Exhibits
(a)	Financial Statements of Acquired Business	1
(b)	Pro Forma Financial Information	1
(c)	Exhibits	1
Signature		2

DECKERS OUTDOOR CORPORATION
AND SUBSIDIARIES

Item 2.     Acquisition or Disposition of Assets.

On November 25, 2002, the Company completed the acquisition of the Acquired Assets for an acquisition price of approximately $62.3 million, including transaction costs of $0.3 million. The Company paid cash in the amount of $43.0 million and issued to Mr. Thatcher subordinated notes of $13.0 million, preferred stock of $5.5 million, 100,000 shares of common stock currently valued at approximately $0.4 million and options to purchase 100,000 shares of common stock, valued at approximately $0.2 million. The $13.0 million of subordinated notes include a coupon interest rate of 7% and an additional 2% interest, which is to be accrued and paid at the maturity date in 2008. The $5.5 million of preferred stock pays no dividends unless dividends are declared and paid on the Company’s common stock, is callable by the Company within the next three years at face amount plus an additional 10% per year and is convertible into common stock by the holder after three years, if it is still outstanding, at a conversion price of $3.632 per share. In addition, the preferred stock provides the holder with the right to designate one member of the Company’s Board of Directors.

In connection with the acquisition, the Company entered into an employment agreement with Mr. Thatcher through November 2007, which provides for an annual base salary of $276,875. In addition, the Company received a non-compete covenant with Mr. Thatcher, which expires two years after termination of employment.

Item 7.     Financial Statements and Exhibits.

(a)	Financial Statements of Acquired Business.

Financial statements for the Acquired Business required by this item are incorporated herein at Exhibit 99.2.

(b)	Pro Forma Financial Information.

Pro forma consolidated financial statements for Deckers Outdoor Corporation and the Acquired Business required by this item are incorporated herein at Exhibit 99.3.

(c)	Exhibits.

2.1	Asset Purchase Agreement dated as of October 9, 2002 by and between Deckers Outdoor Corporation and Mark Thatcher.

2.2	Disclosure letter related to the Asset Purchase Agreement.*

23	Consent Letter of KPMG LLP, Independent Certified Public Accountants.

99.1	Press release issued November 26, 2002, which was filed on December 9, 2002 as part of the initial filing of this Current Report on Form 8-K.

99.2	Audited financial statements of Teva Sport Sandals, Inc. for the fiscal year ended December 31, 2001 and the period from January 1, 2002 to November 25, 2002 (closing date) and the independent auditors’ report of KPMG LLP with respect thereto.

99.3	Unaudited pro forma consolidated financial statements for Deckers Outdoor Corporation and the Acquired Business.

*	Certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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DECKERS OUTDOOR CORPORATION
AND SUBSIDIARIES

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Deckers Outdoor Corporation

Date: February 7, 2003	/s/ M. Scott Ash

M. Scott Ash, Chief Financial Officer

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